057092

COMMON STOCK                                                        COMMON STOCK
   Number                                                              Shares

                                    NAHDREE

                            THE NAHDREE GROUP, LTD.

THIS CERTIFICATE IS TRANSFERABLE                     INCORPORATED UNDER THE LAWS
IN THE CITY OF NEW YORK, N.Y.                          OF THE STATE OF DELAWARE
                                                     CUSIP 629798 10 9

THIS CERTIFIES THAT



                                                See reverse for abbreviations
                                                and statement of rights
                                                granted to each class of shares.



IS THE REGISTERED HOLDER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                          EACH OF THE COMMON STOCK OF

The Nahdree Group, Ltd. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
          THE BANK OF NEW YORK
              (New York)
                                                  TRANSFER AGENT
                                                  AND REGISTRAR


BY                                                AUTHORIZED SIGNATURE

/s/  CHRIS HAN
--------------
     SECRETARY

/s/  HONG J. HAN
----------------
     PRESIDENT

                             THE NAHDREE GROUP, LTD.
                                   CORPORATE
                                      SEAL
                                      1991
                                    DELAWARE
                                       *

                           AMERICAN BANK NOTE COMPANY

                            THE NAHDREE GROUP, LTD.

     A copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation authorized to be issued and upon the holders thereof as established by the Certificate of Incorporation (or by any certificate of determination of preferences), and the number of shares constituting each class and the designation thereof, will be furnished to any shareholder of the Corporation upon request and without charge at the principal office of the Corporation.

     The Board of Directors of the Corporation has authority to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, par value $.01 per share, within the limitations set forth in the Certificate of Incorporation, and to fix the number of shares constituting any series, and the designation of such series, of Preferred Stock.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                  UNIF GIFT MIN ACT-________________Custodian________________
     TEN ENT -- as tenants by the entireties                               (Cust)                   (Minor)
     JT TEN  -- as joint tenants with right of                          under Uniform  Gifts to Minors
                survivorship and not as tenants                         Act__________________
                in common                                                       (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney,
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________________________

               ________________________________________________________________
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
               AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.